EXHIBIT 10-0

                             Arrow Electronics, Inc.
                        Performance Share Award Agreement

              THIS AGREEMENT, effective____________________ contains the terms of the grant of Performance Shares by Arrow Electronics, Inc. ("Arrow"), to XXXXXXXXX ("you") under the Arrow Electronics, Inc. 2004 Omnibus Incentive Plan (the "Plan");

              The Compensation Committee of Arrow's Board of Directors (the "Committee") has granted awards of shares of Arrow stock to you contingent on specified performance criteria being satisfied as specified in the Arrow Electronics, Inc. 2005 MTIP Umbrella Plan (the "MTIP Plan").

              The Committee anticipates that at the end of the performance cycle it will award you an amount of shares as determined under the terms of this agreement as long as the number of shares does not exceed the amount earned under the MTIP Umbrella Plan. In the event that the amount of shares determined under the terms of this agreement is greater than the amount earned under the MTIP Umbrella Plan, then the amount of shares determined under this agreement shall be reduced to an amount equal to the amount earned under the MTIP Umbrella Plan.

              Accordingly, you and Arrow agree as follows:

      1. General Grant Information. The Committee anticipates that the number of shares of Arrow stock ("Shares"), if any, you earn under the MTIP Plan shall be reduced to the amount determined below.

              (a) Target Number of Performance Shares: XXXX. The number of Shares ultimately earned, if any, for the Performance Shares will be determined based on the table below and subject to the limitations set forth in this Agreement.

              (b) Date of Grant:

              (c) Start of Performance Cycle:

              (d) End of Performance Cycle:

              (e)  Performance Measures:

              (f) Performance Shares Earned: The number of Performance Shares earned will be based on the actual results achieved by Arrow through the Performance Cycle as determined by the Committee. In no event shall the number of Performance Shares determined hereunder exceed the number of Shares, if any, you are ultimately determined to have earned under the MTIP Plan. As indicated by the table below, no Performance Shares will be earned if results are less than the Performance Measurement Threshold. Results at the Performance Measurement Threshold will generate an award of X% of the Target Number of Shares, results at the Performance Measurement Target will generate X% award, and so on, up to a maximum award of X% of the Target Number of Performance Shares. The number of Performance Shares earned between (1) the Performance Measurement Threshold and the Performance Measurement Target, and (2) the Performance Measurement Target and the Performance Measurement Maximum will be determined by linear interpolation of the chart below.


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



                                                                  Target
                                            Performance Shares    Award
                                            Earned as a Percent   Amount                       Performance
Performance           [Performance          of Target Award       (Number of                   Shares Earned
Measurement           Measure]              Amount                Units)         Weighting     (Number of Units)
--------------------- --------------------- --------------------- ------------ --------------- ------------------

None                                            X%                XXXX             X%          0

Threshold                                       X%                XXXX             X%          XXXX

Target                                          X%                XXXX             X%          XXXX

Maximum                                         X%                XXXX             X%          XXXX
--------------------- --------------------- --------------------- ------------ --------------- ------------------


      2. Settlement of Award. As soon as practicable after the determination by the Committee in accordance with Section 1(f), but in no event later than______, Arrow will deliver to you one share of Arrow common stock (a "Share") for each Performance Share earned by you, as determined in accordance with section 1 above and subject to section 3 below. Any fractional Shares will be rounded to the nearest whole Share. Arrow will not have a right of first refusal with respect to Shares earned by you under this agreement.

      3. Eligibility for Earned Performance Shares. Except for the specific situations addressed below (in this section 3 and in the Change of Control section), you must be employed by Arrow as of the date of the settlement of this award to earn Performance Shares or be eligible for any payment under this agreement.

               (a) Retirement. If you retire under an Arrow retirement plan (such as Arrow's Employee Stock Ownership Plan) at or after the plan's normal retirement age (or, with the written consent of the Committee, at an early retirement date) during the Performance Cycle, you will be deemed to be eligible for settlement of this award as if you were employed at the end of the Performance Cycle.

               (b) Death or Disability. If you die, or your employment ends as a result of your total and permanent disability (as determined by the Committee), during the Performance Cycle, you or your estate will, as soon practicable, receive the Target Number of Performance Shares.

If your employment ends for any reason (other than retirement, disability, death or in the circumstances described in the Change of Control section of this agreement) before the settlement of this award, this award will be forfeited and there will be no payment or delivery of shares to you.

      4. Change of Control. If within two years following a change of control your employment with Arrow is terminated a) by Arrow for any reason, except for cause, or b) by you for good reason, you will be deemed to have earned and will be paid as soon as practicable after such termination the Target Number of Performance Shares.


For purposes of this section 4:

               a) It will be deemed to have been for "cause" if the Committee determines, in its sole discretion, that you are terminated because you: (i) intentionally fail to perform your duties for Arrow and that failure continues after you receive written warning concerning your failure to perform (this does not mean a mere failure to attain financial goals);
                    (ii) engage in illegal conduct or gross misconduct which is significantly and demonstrably injurious to Arrow; or (iii) you have violated any provision of Arrow's Worldwide Code of Business Conduct and Ethics or of any other written agreement you may have with Arrow. With respect to Non-employee Directors, "cause" is as defined by Arrow's bylaws.

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

               b)   "Change of Control" means any of the following  events:  (i)
                    any  Person  (as  defined  in the  plan) is or  becomes  the
                    "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the combined voting power of Arrow's outstanding shares or other securities ordinarily having the right to vote at elections of the directors of Arrow ("Voting Securities"), without the prior express approval of Arrow's then incumbent Board of Directors; or (ii) individuals who constitute the Board on the date of this agreement (and/or individuals whose subsequent nomination or election received the approval of at least three quarters of the then incumbent Board) cease for any reason to constitute at least a majority of the Board; or (iii) any other transaction determined by the Committee to constitute a Change of Control. In no event, however, will a change in control be deemed to have occurred for purposes of this Agreement by virtue of any transaction which results in one or more executive officers of Arrow (as defined in Rule 3b-7 under the Exchange Act), or a group of Persons which includes one or more executive officers of Arrow, acquiring, directly or indirectly, 30% or more of the combined voting power of Arrow's Voting Securities.

               c) Arrow may add to, subtract from, or otherwise change your duties and responsibilities, or change your title, or relocate you at any time. You will have "good reason" to terminate your employment only if such action is taken during the two year period following a Change of Control and only if any such action substantially lessens your responsibilities or compensation, or involves a move of more than 50 miles, and Arrow does not rescind any such changes within thirty days after your written request.

      5. Tax Withholding and Payment. Arrow will have the right to deduct or withhold, or require you or your beneficiary to remit to Arrow, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this agreement. At your request, and with the consent of the Committee, Arrow may also satisfy such tax requirements by withholding Shares with a sufficient dollar value (based on the price of shares at the time of the withholding.)

      6. Administration. This agreement and your rights under it are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to whatever rules and regulations the Committee may adopt for the administration of the Plan. You acknowledge that the Committee is authorized to administer, construe, and make all determinations it deems necessary or appropriate to the administration of the Plan and this agreement, all of which will be binding on you. Any inconsistency between this agreement and the Plan will be resolved in favor of the Plan. The full text of the plan, the terms of which are hereby incorporated by reference into this agreement, is available at http://www.planetarrow.com/global/omnibus_incentive_plan.pdf.

      7.      Miscellaneous.

               a) This is not an employment contract, and it does not create or evidence any right to continued employment by Arrow. Unless you have a separate, specific agreement, in writing, expressly on the subject, you remain employed at will, which means that either you or Arrow can terminate your employment at any time.

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

               b) You will have no rights as a stockholder of Arrow with respect to the Shares which may be earned or awarded in connection with this agreement until such time as the Committee has determined the number of Shares earned under this Performance Share Award Agreement, and such earned Shares have been issued and delivered to you.

               c) You may not sell, give or otherwise transfer any interest in the Performance Shares granted to you under this agreement, other than by will or by the laws of descent and distribution.

               d) In the event there is any change in Arrow's Shares through the declaration of stock dividends or through recapitalization resulting in stock splits or through merger, consolidation, exchange of Shares, or otherwise, the number and class of Shares subject to this agreement, may be equitably adjusted by the Committee, in its sole discretion, to prevent dilution or enlargement of rights. The performance measures and calculations set forth herein may be adjusted by the Committee in their discretion to reflect the impact of extraordinary events including changes in tax law, accounting principles or other provisions which affect Arrow's reported results, extraordinary items, acquisitions or divestitures, or foreign exchange gains and losses.

               e) This Agreement will be governed by, and construed in accordance with the laws of the State of New York, without reference to its principles of conflict of laws. The provisions of this agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions will nevertheless be binding and enforceable. You, any person claiming under or through you, and Arrow hereby waive to the fullest extent permitted by applicable law any right to a trial by jury with respect to any litigation directly or indirectly arising out of, under, or in connection with the Plan or this agreement.

      The parties have entered into this agreement as of the date first written above by signing where indicated below.

Arrow Electronics, Inc.

By:


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     SVP and General Counsel



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Arrow Executive

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